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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                              September 25, 2002


         USAA Acceptance, LLC (Originator of the Trusts Described Herein).



            (Exact Name of Registrant as Specified in its Charter)



  Delaware                           333-96907                  71-0898378
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  (State or Other Jurisdiction      (Commission              (I.R.S. Employer
  of Incorporation)                 File Number)            Identification No.)

  9930 Colonade Blvd.,
  Suite 600
  San Antonio, Texas                                               78230
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  (Address of Principal                                          (Zip Code)
   Executive Offices)

  Registrant's telephone number, including area code: (210) 498-7479

                                   No Change
  -------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


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     Item 5.  Other Events
              ------------

              (None)


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     Item 7. Financial Statements; Pro Forma Financial Information and Exhibits.

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     3.1 Form of Amended and Restated Limited Liability Company Agreement of the Registrant.

     25.2 Form of Statement of Eligibility under the Trust Indenture Act of 1939 of JPMorgan Chase Bank.



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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             USAA ACCEPTANCE, LLC

                                             By: /s/ Michael J. Broker
                                                 ---------------------
                                                 Michael J. Broker
                                                 Vice President






Dated: September ___, 2002


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                                 EXHIBIT INDEX
                                 -------------



Exhibit No.         Description
-----------         -----------

3.1 Form of Amended and Restated Limited Liability Company Agreement of the Registrant.


25.2 Form of Statement of Eligibility under the Trust Indenture Act of 1939 of JPMorgan Chase Bank.


                                      5
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